UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

One July 5, 2016, Lightbridge Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has approved a one-for-five reverse stock split of the Company’s common stock. The Company expects its common stock to begin trading on a split-adjusted basis as of July 20, 2016. Following the reverse stock split, the CUSIP for the Company’s common stock will be 53224K 203. A copy of the press release is filed with this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Lightbridge Corporation, dated July 5, 2016.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2016

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Lightbridge Corporation, dated July 5, 2016.